SELIGMAN
                              ----------------------
                                     U.S. Government
                                   Securities Series

                                 Mid-Year Report
                                  June 30, 2000

                                     ------

                         Seeking High Current Income by
                      Investing in US Government Securities

TO THE SHAREHOLDERS

For the six months ended June 30, 2000, Seligman U.S. Government Securities Series posted a total return of 4.04% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 3.94%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 4.97%.

During this time, the long-term government securities market rallied as bond market participants became convinced that the Federal Reserve Board was nearly finished raising interest rates, and as investors pursued high-quality investments in the face of high volatility in the equity markets. The government bond market was one of the best-performing asset classes, outperforming corporate bonds and equities.

While long-term government bond yields were falling, short-term rates were increasing as a result of continued monetary tightening by the Fed. Over the six-month period, the federal funds rate was increased by 100 basis points, through a series of three rate hikes.

Steadily increasing short-term rates, combined with falling long-term rates, created an inverted yield curve, which means that short-term securities yield more than long-term securities. For a brief period in April, the 13-week US Treasury Bill was yielding more than the 30-year US Treasury Bond; and at period-end, the 10-year US Treasury Note was yielding more than one-half percentage point more than the 30-year US Treasury Bond. The Fund took advantage of this situation by buying intermediate-term securities which were delivering higher yields, without the additional risk of a longer maturity.

Looking ahead, we believe that the economy will slow and that the Fed will thus be able to stabilize the federal funds rate. Such an environment of more moderate economic activity and more stable interest rates should benefit fixed-income securities. In addition, we believe that stock market returns are likely to moderate as well, and that investors will once again seek to diversify their portfolios with high-quality investments, such as US government bonds.

Thank you for your continued support of Seligman U.S. Government Securities Series. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,
/s/William C. Morris
William C. Morris
Chairman

                                                       /s/ Brian T. Zino
                                                           Brian T. Zino
                                                               President

August 4, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: How did Seligman U.S. Government Securities Series perform during the first six months of 2000?

A: For the six-month period ended June 30, 2000, Seligman U.S. Government Securities Series posted a total return of 4.04% based on the net asset value of Class A shares. At the same time, the Lipper General US Government Bond Funds Average, which measures the performance of the Fund's peer group, returned 3.94%. The Lehman Brothers Government Bond Index, which measures the market performance of government bonds, returned 4.97%. It is important to note that it is not possible to invest in the Lehman Index, which is an unmanaged index of government bonds, which does not include any fees, and the Index does not reflect any cash holdings.

Q: What economic and market factors influenced the Fund during the first half of its fiscal year?

A: During the six-month period, the Federal Reserve Board continued to raise short-term interest rates in an effort to slow the economy. At the beginning of the period, the federal funds rate was 5.50%; by *2 period-end, it was 6.50%. This 100 basis point increase was accomplished through three rate hikes -- the final one a relatively steep 50 basis point hike in May.

    At its June meeting, the Fed voted to leave rates unchanged, but expressed concern that the demands being made on the economy could potentially outstrip the economy's ability to meet them, thus igniting inflationary pressures. It expressed particular concern about the labor market, which remains tight.

    Although short-term rates moved significantly higher during the period, long-term rates actually declined, for a sustained rally. At the beginning of the period, the 30-year US Treasury Bond was yielding 6.48%; by the end of the period, it was yielding 5.90% -- a decrease of 58 basis points. During this time, US government bonds outperformed US corporate bonds -- and US equities. The Fund clearly benefited in this environment.



A TEAM APPROACH

Seligman U.S. Government Securities Series is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

Taxable Fixed Income Team: (standing, from left) Brian Turner, Deborah Joseph (Administrative Assistant), Greg Siegel, (seated, from left) Gary Zeltzer (Portfolio Manager), Nicholas Walsh.

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q:  What was your investment strategy?

A: During the period, the Fund's duration was slightly under that of its benchmark. As short-term rates moved higher, and long-term rates moved lower, there simply wasn't any incentive to assume the added risks that accompany longer-term bonds. However, throughout the period, we remained watchful for any opportunities that would allow us to lock in higher yields for the Fund over longer time periods.

    We found some of these opportunities in non-Treasury full faith and credit obligations of the US government, such as Government National Mortgage Association ("Ginnie Mae") bonds and Title XI bonds (US shipping bonds). The Fund maintains at least 80% of assets in full faith and credit obligations. Bonds such as those mentioned above fulfill this important criteria, but can offer greater yields than direct-obligation US Treasuries.

Q:  What is your outlook?

A: Toward the end of the period, evidence began to appear that the economy may be cooling-- an event the Fed has been working toward for some time. Most market watchers believe that the Fed is not finished raising interest rates; however, it seems that the worst of the hikes are behind us, and the economy appears ready to make a soft landing.

    We believe the economy will continue to slow, and that Fed policy will likely moderate as well. Such a scenario should continue to benefit the bond markets. Over the next six months, we will look for opportunities to increase the Fund's yield, without extending its maturity longer than we feel is necessary. We believe much of this opportunity will continue to be found in non-Treasury, full faith and credit obligations.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended June 30, 2000                                               AVERAGE ANNUAL
                                     ----------------------------------------------------------------------------------
                                                                                       CLASS B   CLASS C      CLASS D
                                                                                        SINCE     SINCE        SINCE
                                                     ONE        FIVE         TEN      INCEPTION INCEPTION    INCEPTION
                                     SIX MONTHS*     YEAR       YEARS       YEARS      1/1/97     5/27/99     9/21/93
                                     -----------------------  ---------   -------- ------------------------------------
Class A**
With Sales Charge                       (0.85)%     (1.13)%     3.75%       5.75%         n/a       n/a         n/a
Without Sales Charge                     4.04        3.75       4.75        6.27          n/a       n/a         n/a
Class B**
With CDSC+                              (1.18)      (1.78)       n/a         n/a         3.23%      n/a         n/a
Without CDSC                             3.82        3.14        n/a         n/a         4.00%      n/a         n/a
Class C**
With Sales Charge and CDSC               1.72        1.10        n/a         n/a          n/a      0.15%        n/a
Without Sales Charge and CDSC            3.82        3.14        n/a         n/a          n/a      1.98         n/a
Class D**
With 1% CDSC                             2.82        2.16        n/a         n/a          n/a       n/a         n/a
Without CDSC                             3.82        3.14       3.98         n/a          n/a       n/a        3.44%
Lehman Brothers Government
   Bond Index++                          4.97        5.01       6.20        7.77         6.23      4.41 0      5.63+++
Lipper General US Government
   Bond Funds Average++                  3.94        3.59       5.18        6.76         5.11      2.76 0      4.61+++
NET ASSET VALUE                                            DIVIDEND AND YIELD INFORMATION
                                                           For the Six Months Ended June 30, 2000

            JUNE 30,    DECEMBER 31,   JUNE 30,
              2000          1999        1999           DIVIDENDS 00   YIELD 000
           ----------  ------------  ----------        ------------   ---------
Class A      $6.58         $6.50       $6.69              $0.1806       5.26%
Class B       6.60          6.51        6.70               0.1572       4.78
Class C       6.60          6.51        6.70               0.1572       4.72
Class D       6.60          6.51        6.70               0.1572       4.77

WEIGHTED AVERAGE MATURITY   18.27 years   WEIGHTED AVERAGE LIFE    9.26 years
------------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ The Lehman Brothers Government Bond Index and the Lipper General US
    Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average exclude the effect of fees and/or sales charges. The monthly performances of the Lipper General US Government Bond Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
+++ From September 30, 1993.
  0 From May 31, 1999.
 00 Represents per share amount paid or declared for the six months ended June
    30, 2000.
000 Current yield, representing the annualized yield for the 30-day period ended
    June 30, 2000, has been computed in accordance with SEC regulations and will vary.

PERFORMANCE OVERVIEW

Growth of an Assumed $10,000 Investment

CLASS A SHARES
June 30, 1990 to June 30, 2000

 Class A   With load
 6/30/90    $ 9,522
 9/30/90    $ 9,577
12/31/90    $10,094
 3/31/91    $10,255
 6/30/91    $10,403
 9/30/91    $10,972
12/31/91    $11,512
 3/31/92    $11,267
 6/30/92    $11,703
 9/30/92    $12,182
12/31/92    $12,178
 3/31/93    $12,528
 6/30/93    $12,821
 9/30/93    $13,129
12/31/93    $13,086
 3/31/94    $12,816
 6/30/94    $12,611
 9/30/94    $12,644
12/31/94    $12,578
 3/31/95    $13,035
 6/30/95    $13,864
 9/30/95    $14,078
12/31/95    $14,861
 3/31/96    $14,343
 6/30/96    $14,287
 9/30/96    $14,468
12/31/96    $14,817
 3/31/97    $14,672
 6/30/97    $15,135
 9/30/97    $15,513
12/31/97    $16,081
 3/31/98    $16,227
 6/30/98    $16,661
 9/30/98    $17,451
12/31/98    $17,441
 3/31/99    $17,199
 6/30/99    $16,855
 9/30/99    $16,897
12/31/99    $16,809
 3/31/00    $17,224
 6/30/00    $17,487

CLASS B SHARES
January 1, 1997+ to June 30,2000

Class B     W/O CDSL
 1/1/97      $10,000
 3/31/97     $ 9,850
 6/30/97     $10,140
 9/30/97     $10,374
12/31/97     $10,732
 3/31/98     $10,808
 6/30/98     $11,092
 9/30/98     $11,594
12/31/98     $11,566
 3/31/99     $11,369
 6/30/99     $11,122
 9/30/99     $11,144
12/31/99     $11,049
 3/31/00     $11,302
 6/30/00     $11,471

CLASS C SHARES
May 27, 1999+ to June 30, 2000

 Class C   1% Load only
  5/27/99    $ 9,898
  6/30/99    $ 9,804
  7/31/99    $ 9,751
  8/31/99    $ 9,711
  9/30/99    $ 9,824
 10/31/99    $ 9,828
 11/30/99    $ 9,791
 12/31/99    $ 9,741
  1/31/00    $ 9,672
  2/29/00    $ 9,803
  3/31/00    $ 9,963
  4/30/00    $ 9,925
  5/31/00    $ 9,918
  6/30/00    $10,112

CLASS D SHARES
September 21, 1993+ to June 30, 2000

Class D     W/O CDSC
 9/21/93     $10,000
 9/30/93     $10,000
12/31/93     $ 9,935
 3/31/94     $ 9,694
 6/30/94     $ 9,513
 9/30/94     $ 9,526
12/31/94     $ 9,434
 3/31/95     $ 9,765
 6/30/95     $10,349
 9/30/95     $10,502
12/31/95     $11,047
 3/31/96     $10,642
 6/30/96     $10,580
 9/30/96     $10,693
12/31/96     $10,945
 3/31/97     $10,802
 6/30/97     $11,121
 9/30/97     $11,376
12/31/97     $11,769
 3/31/98     $11,853
 6/30/98     $12,164
 9/30/98     $12,715
12/31/98     $12,684
 3/31/99     $12,468
 6/30/99     $12,197
 9/30/99     $12,221
12/31/99     $12,118
 3/31/00     $12,395
 6/30/00     $12,580

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.
--------------------------------------------------------------------------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 +  Inception date.

PORTFOLIO OF INVESTMENTS
June 30, 2000


                                                                                       PRINCIPAL
                                                                                        AMOUNT              VALUE
                                                                                    --------------     ------------
US FULL FAITH AND CREDIT OBLIGATIONS 85.3%
US Treasury Bonds:
   8.75%, due 5/15/2020........................................................        $6,000,000        $7,687,500
   7.25%, due 8/15/2022........................................................         4,000,000         4,488,752
US Treasury Notes 6.625%, due 5/15/2007 .......................................         1,100,000         1,123,032
Financial Assistance Corp. 8.80%, due 6/10/2005................................         4,500,000         4,812,152
Government National Mortgage Association ("Ginnie Mae") Obligations,
   Mortgage Pass-through Certificates:*
   6%, due 5/15/2013...........................................................         4,160,440         3,957,781
   5.50%, due 1/15/2014........................................................         4,387,164         4,083,572
   7%, due 11/20/2019..........................................................         1,493,755         1,489,521
   7%, due 8/16/2025...........................................................         3,917,000         3,762,948
   6.95%, due 2/20/2027........................................................         4,000,000         3,930,696
   6.50%, due 12/15/2028.......................................................         7,711,060         7,319,946
   6%, due 12/20/2028..........................................................         5,127,457         4,699,838
   7.15%, due 4/15/2031........................................................         2,806,774         2,750,167
   6.69%, due 5/15/2034........................................................         2,297,449         2,160,537
   6.85%, due 6/15/2034........................................................         1,927,349         1,830,672
   7.10%, due 8/15/2034........................................................         1,990,109         1,944,195
Guaranteed Trade Trust
   7.02%, due 9/1/2004.........................................................         1,200,000         1,196,538
Private Export Funding
   6.67%, due 9/15/2009........................................................         3,000,000         2,907,102
US Government Gtd. Title XI (American Heavy Lift) 7.18%, due 6/1/2017..........         4,500,000         4,547,965
US Government Gtd. Title XI (Bay Transportation) 7.30%, due 6/1/2021...........         2,796,000         2,777,220
US Government Gtd. Title XI (Rowan Companies) 6.15%, due 7/1/2010..............         2,081,000         1,950,101
US Government Gtd. Title XI (Vessel Management) 6.08%, due 5/20/2024...........           960,000           898,440
Veteran Affairs Vendee Mortgage Trust 7.50% due 12/15/2006.....................         2,000,000         2,025,000
                                                                                                        -----------
TOTAL US FULL FAITH AND CREDIT OBLIGATIONS (Cost $74,781,340)..................                          72,343,675
                                                                                                        -----------

------------------
See footnotes on page 7.

PORTFOLIO OF INVESTMENTS
June 30, 2000


                                                                                       PRINCIPAL
                                                                                        AMOUNT              VALUE
                                                                                    --------------     ------------
AGENCY OBLIGATIONS  10.7%
Federal Home Loan Bank:
   5.75%, due 7/15/2003........................................................        $2,500,000       $ 2,416,550
   6%, due 11/1/2010...........................................................         2,299,077         2,189,923
Federal National Mortgage Association:*
   5.75%, due 4/15/2003........................................................         1,000,000           969,604
   7%, due 5/1/2029............................................................         1,113,184         1,075,008
Tennessee Valley Authority,
   6.125%, due 7/15/2003.......................................................         2,500,000         2,420,820
                                                                                                       ------------
TOTAL AGENCY OBLIGATIONS (Cost $9,373,741).....................................                           9,071,905
                                                                                                       ------------
REPURCHASE AGREEMENTS 3.4% (Cost $2,850,000)...................................         2,850,000         2,850,000
                                                                                                       ------------
TOTAL INVESTMENTS 99.4% (Cost $87,005,081).....................................                          84,265,580
OTHER ASSETS LESS LIABILITIES 0.6%.............................................                             512,664
                                                                                                       ------------
NET ASSETS 100.0%..............................................................                         $84,778,244
                                                                                                       ============

------------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments, at value:
   Long-term holdings (Cost $84,155,081)............................       $81,415,580
   Short-term holdings (Cost $2,850,000)............................         2,850,000     $84,265,580
                                                                           -----------
Cash..................................................................................          16,770
Interest receivable...................................................................         838,686
Receivable for shares of Beneficial Interest sold.....................................         125,536
Receivable for securities sold........................................................         105,000
Expenses prepaid to shareholder service agent.........................................          13,455
Other.................................................................................           1,467
                                                                                           -----------
Total Assets..........................................................................      85,366,494
                                                                                           -----------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased.................................         239,370
Dividends payable.....................................................................         157,546
Accrued expenses and other............................................................         191,334
                                                                                           -----------
Total Liabilities.....................................................................         588,250
                                                                                           -----------
Net Assets............................................................................     $84,778,244
                                                                                           ===========

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 12,865,746 shares outstanding):
   Class A............................................................................     $     7,956
   Class B............................................................................           2,864
   Class C............................................................................             291
   Class D............................................................................           1,754
Additional paid-in capital............................................................      99,786,591
Undistributed net investment income...................................................           4,887
Accumulated net realized loss.........................................................     (12,286,598)
Net unrealized depreciation of investments............................................      (2,739,501)
                                                                                           -----------
Net Assets............................................................................     $84,778,244
                                                                                           ===========
NET ASSET VALUE PER SHARE:
Class A ($52,387,018 / 7,956,443 shares)..............................................           $6.58
                                                                                                 =====
Class B ($18,896,448 / 2,863,975 shares)..............................................           $6.60
                                                                                                 =====
Class C ($1,920,648 / 291,076 shares).................................................           $6.60
                                                                                                 =====
Class D ($11,574,130 / 1,754,252 shares)..............................................           $6.60
                                                                                                 =====

                                       8
------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
Interest..............................................................................      $3,067,414
EXPENSES:
Distribution and service fees.......................................       $  246,683
Management fee......................................................          224,692
Shareholder account services........................................          113,790
Registration........................................................           69,648
Shareholder reports and communications..............................           22,900
Custody and related services........................................           11,784
Auditing and legal fees.............................................           10,750
Trustees' fees and expenses.........................................            2,608
Miscellaneous.......................................................            5,893
                                                                           ----------
Total Expenses........................................................................         708,748
                                                                                            -----------
Net Investment Income.................................................................       2,358,666

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments....................................       (1,294,004)
Net change in unrealized depreciation of investments................        2,226,625
                                                                           ----------
Net Gain on Investments...............................................................         932,621
                                                                                            ----------
Increase in Net Assets from Operations................................................      $3,291,287
                                                                                            ==========

------------------
See notes to financial statements.

Statements of Changes in Net Assets

                                                                                   SIX MONTHS
                                                                                      ENDED              YEAR ENDED
OPERATIONS:                                                                       JUNE 30, 2000        DECEMBER 31, 1999
                                                                                ----------------     --------------------
Net investment income ...............................................               $  2,358,666           $  4,476,498
Net realized loss on investments.....................................                 (1,294,004)            (1,366,186)
Net change in unrealized appreciation (depreciation) of investments..                  2,226,625             (7,348,447)
                                                                                    ------------           -------------
Increase (Decrease) in Net Assets from Operations....................                  3,291,287             (4,238,135)
                                                                                    ------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...........................................................                 (1,503,811)            (2,597,831)
   Class B...........................................................                   (488,450)              (990,633)
   Class C...........................................................                    (39,944)               (37,888)
   Class D...........................................................                   (321,574)              (850,146)
                                                                                    ------------           ------------
Decrease in Net Assets from Distributions............................                 (2,353,779)            (4,476,498)
                                                                                    ------------           ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of share.....................................                 13,918,097             47,497,054
Investment of dividends..............................................                  1,300,861              2,636,064
Exchanged from associated Funds......................................                105,352,908            251,938,017
                                                                                    ------------           ------------
Total................................................................                120,571,866            302,071,135
                                                                                    ------------           ------------
Cost of shares repurchased...........................................                (26,152,761)           (42,731,953)
Exchanged into associated Funds......................................               (121,411,678)          (249,832,046)
                                                                                    ------------           ------------
Total................................................................               (147,564,439)          (292,563,999)
Increase (Decrease) in Net Assets from Transaction                                  ------------           ------------
   in Shares of Beneficial Interest..................................                (26,992,573)             9,507,136
                                                                                    ------------           ------------
Increase (Decrease) in Net Assets....................................                (26,055,065)               792,503
NET ASSETS:
Beginning of Period..................................................                110,833,309            110,040,806
                                                                                    ------------           ------------
End of Period........................................................               $ 84,778,244           $110,833,309
                                                                                    ============           ============


------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of pur chase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as aregulated investment company and intends to dis trib ute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts, but does not amortize premiums on purchases of portfolio securities.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
    W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

f. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000, amounted to $4,652,552 and $24,633,513, respectively.

    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross un realized depreciation of portfolio securities amounted to $2,739,501.

4. Short-Term Investments -- At June 30, 2000, the Fund owned short-term investments which matured in less than seven days.

5. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $1,998 from sales of Class A shares. Commissions of $16,205 and $5,846 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $69,348 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share hold er accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; how ever, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

NOTES TO FINANCIAL STATEMENTS

     For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $102,066, $8,415, and $66,854, respectively.

    The Distributor is entitled to retain any CDSC im posed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $11,274.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $639.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $267 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,585, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $113,790 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $35,501 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

7. Capital Loss Carryforward -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $10,847,957, which is available for offset against future taxable net capital gains, expiring in various amounts through 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

8. Transactions in Shares of Beneficial Interest -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                             CLASS A                                         CLASS B
                                 ----------------------------------------------  -----------------------------------------------
                                 SIX MONTHS ENDED          YEAR ENDED               SIX MONTHS ENDED          YEAR ENDED
                                   JUNE 30, 2000        DECEMBER 31, 1999             JUNE 30, 2000        DECEMBER 31, 1999
                                 ----------------------------------------------  -----------------------------------------------
                                  SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT         SHARES        AMOUNT
                                 ------ -------------- ----------- ------------  -------- -----------   -----------    -----------

Net proceeds from sales
  of shares...........        1,851,153 $  11,982,148    5,570,888 $  37,170,452     84,165  $  548,327     457,998  $ 3,122,776
Investment of dividends..       148,461       964,562      222,764     1,504,381     21,955     143,073      76,931      523,531
Exchanged from associated
  Funds..................    13,923,999    90,544,698   29,068,526   197,586,929    899,007   5,859,922   3,296,612   22,084,719
                            ----------- ------------  ------------ -------------  --------- ----------- ------------  ----------
Total....................    15,923,613   103,491,408   34,862,178   236,261,762  1,005,127   6,551,322   3,831,541   25,731,026
                            ----------- ------------  ------------ -------------  --------- ----------- ------------  ----------
Cost of shares repurchased   (2,892,954)  (18,704,509)  (3,425,090)  (23,101,561)  (403,219  (2,622,400)   (891,282)  (6,018,600)
Exchanged into associated
  Funds..................   (15,015,817)  (97,539,856) (29,323,493) (199,354,246)(1,673,005 (10,859,156) (2,934,119) (19,934,197)
                            ----------- ------------  ------------ -------------  --------- ----------- ------------  ----------
Total....................   (17,908,771) (116,244,365) (32,748,583) (222,455,807)(2,076,224)(13,481,556)  3,825,401) (25,952,797)
                            ----------- ------------  ------------ -------------  --------- ----------- ------------  ----------
Increase (Decrease).....     (1,985,158) $(12,752,957)   2,113,595 $  13,805,955 (1,071,097 $(6,930,234)      6,140   $ (221,771)
                            =========== ============= ============ =============  ========= =========== ============ ===========


                                             CLASS C                                            CLASS D
                             --------------------------------------------------   ---------------------------------------------
                                  SIX MONTHS ENDED       MAY 27, 1999* TO           SIX MONTHS ENDED           YEAR ENDED
                                   JUNE 30, 2000        DECEMBER 31, 1999             JUNE 30, 2000         DECEMBER 31, 1999
                             --------------------------------------------------   ---------------------------------------------
                                  SHARES     AMOUNT      SHARES        AMOUNT     SHARES     AMOUNT      SHARES      AMOUNT
                                ---------- -----------  ----------   ----------  ----------  ---------- ----------   ----------
Net proceeds from sales
  of shares..............       124,125    $  806,404      624,673    $4,132,172     89,465  $   581,218     452,022 $ 3,071,654
Investment of dividends..         4,251        27,693        4,452        29,341     25,401      165,533      84,898     578,811
Exchanged from associated
  Funds..................       191,326     1,261,284      179,571     1,183,696  1,184,746    7,687,004   4,599,039  31,082,673
                                -------     ---------   ----------    ----------  --------- ----------- -----------  -----------
Total....................       319,702     2,095,381      808,696     5,345,209  1,299,612    8,433,755   5,135,959  34,733,138
                               --------     ---------   ----------    ----------  ---------  ----------- ----------- -----------
Cost of shares repurchased      (35,039)     (228,286)     (47,034)     (309,323)  (707,667)  (4,597,566) (1,948,365)(13,302,469)
Exchanged into associated
  Funds..................      (431,564)   (2,819,221)    (323,685)   (2,134,012)(1,571,933) (10,193,445) (4,197,974)(28,409,591)
                              ---------     ---------   ----------    ----------  ---------  ----------- ----------- -----------
Total....................      (466,603)   (3,047,507)    (370,719)   (2,443,335)(2,279,600) (14,791,011) (6,146,339)(41,712,060)
                              ---------     ---------   ----------   -----------  ---------  ----------- ----------- -----------
Increase (Decrease)......      (146,901)   $ (952,126)     437,977    $2,901,874   (979,988) $(6,357,256) (1,010,380) (6,978,922)
                             ==========    ==========   ==========   ===========  =========  =========== =========== ===========

------------------
* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                   CLASS A                                        CLASS B

                          -------------------------------------------------------   -----------------------------------
                                                                                                  YEAR ENDED
                           SIX MONTHS            YEAR ENDED DECEMBER 31,            SIX MONTHS   DECEMBER 31,   1/1/97*
                              ENDED   -------------------------------------------     ENDED     --------------     TO
                             6/30/00    1999     1998     1997     1996     1995     6/30/00   1999     1998    12/31/97
                          ----------  -------  --------  -------  ------   ------   -------   -------  -------  --------
PER SHARE DATA:
Net Asset Value, Beginning
  of Period................    $6.50   $7.09     $6.88    $6.71   $7.15    $6.47     $6.51    $7.11      $6.89   $6.73
                              ------   ------   ------   ------  ------   ------    ------   ------     ------  ------
Income from Investment
  Operations:
Net investment income......     0.18    0.34      0.36     0.38    0.41     0.46      0.16     0.29       0.30    0.33
Net realized and unrealized
  unrealized gain (loss)
  on investments...........     0.08   (0.59)     0.21     0.17   (0.44)    0.68      0.09    (0.60)      0.22    0.16
                             ------   ------    ------   ------   ------   ------   ------   ------     ------  ------
Total from Investment
  Operations...............      0.2   (0.25)     0.57     0.55   (0.03)    1.14      0.25    (0.31)      0.52    0.49
                              ------   ------   ------   ------   ------   ------   ------   ------     ------  ------
Less Distributions:
Dividends from net
  investment income........    (0.18)  (0.34)    (0.36)   (0.38)  (0.41)   (0.46)    (0.16)   (0.29)     (0.30)  (0.33)
                              ------  ------    ------   ------   ------   ------   ------    ------    ------  ------
Total Distributions........    (0.18)  (0.34)    (0.36)   (0.38)  (0.41)   (0.46)    (0.16)   (0.29)     (0.30)  (0.33)
                              ------  ------    ------   ------   ------   ------   ------   ------     ------  ------
Net Asset Value,
  End of Period............    $6.58   $6.50     $7.09    $6.88   $6.71    $7.15     $6.60    $6.51      $7.11   $6.89
                              ======  ======    ======   ======   ======   ======   ======   ======     ======  ======
TOTAL RETURN:                   4.04%  (3.63)%    8.46%    8.53%  (0.29)%  18.15%     3.82%   (4.47)%     7.78%   7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)             $52,387 $64,575   $55,503  $45,426  46,889  $55,061   $18,896  $25,611    $27,924  $3,219
Ratio of expenses to
  average net assets            1.28%+  1.25%     1.05%    1.23%   1.14%    1.14%     2.03%+   2.00%     1.83%    2.01%
Ratio of net investment
   income to average
   net assets                   5.54%+  4.99%     5.11%    5.68%   6.05%    6.71%     4.79%+   4.24%      4.33%   4.90%
Portfolio turnover rate ...     5.33%  51.59%    99.43%  193.90% 175.25%  213.06%     5.33%   51.59%     99.43% 193.90%

------------------
See footnotes on page 16.

Financial Highlights

                                                CLASS C                                 CLASS D
                                           ------------------  ------------------------------------------------------
                                         SIX MONTHS  5/27/99*  SIX MONTHS
                                            ENDED      TO        ENDED             YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                             6/30/00 12/31/99  6/30/00    1999     1998      1997      1996      1995
                                            -------- --------  --------   ----    -----     -----     -----     -----
PER SHARE DATA:
Net Asset Value, Beginning of Period......    $6.51    $6.78    $6.51    $7.11     $6.89    $6.73     $7.16     $6.48
                                             ------   ------    ------  ------    ------   ------    ------    ------
Income from Investment Operations:
Net investment income.....................     0.16     0.17     0.16     0.29      0.30     0.33      0.36      0.40
Net realized and unrealized gain (loss)
   on investments.........................     0.09    (0.27)    0.09    (0.60)     0.22     0.16     (0.43)     0.68
                                             ------   ------   ------   ------    ------   ------    ------    ------
Total from Investment Operations..........     0.25    (0.10)    0.25    (0.31)     0.52     0.49     (0.07)     1.08
                                             ------   ------   ------   ------    ------   ------    ------    ------
Less Distributions:
Dividends from net investment income......    (0.16)   (0.17)   (0.16)   (0.29)     0.30)    0.33)    (0.36)    (0.40)
                                             ------   ------   ------   ------    ------   ------    ------    ------
Total Distributions.......................    (0.16)   (0.17)   (0.16)   (0.29)    (0.30)   (0.33)    (0.36)    (0.40)
                                             ------   ------   ------   ------    ------   ------    ------    ------
Net Asset Value, End of Period............    $6.60    $6.51    $6.60    $6.51     $7.11    $6.89     $6.73     $7.16
                                             ======   ======   ======   ======    ======   ======    ======    ======
TOTAL RETURN:                                  3.82%   (1.59)%   3.82%   (4.47)%    7.78%    7.53%    (0.92)%   17.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)..   $1,921   $2,851  $11,574  $17,797   $26,614  $12,350    $9,283    $8,181
Ratio of expenses to average net assets...     2.03%+   2.03%+   2.03%+   2.00%     1.83%    2.01%     1.92%     2.01%
Ratio of net investment income to
   average net assets.....................     4.79%+   4.37%+   4.79%+   4.24%     4.33%    4.90%     5.27%     5.84%
Portfolio turnover rate...................     5.33%   51.59%**  5.33%   51.59%    99.43%  193.90%   175.25%   213.06%

------------------
+  Annualized.
*  Commencement of offering of shares.
** For the year ended December 31, 1999.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS


The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Series, including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 4, 2000

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
Automated Telephone
Access Service

TRUSTEES

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee


EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President and Treasurer

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.

   SELIGMAN ADVISORS, INC.
      an affiliate of
   J. & W. SELIGMAN & CO.
       INCORPORATED
     ESTABLISHED 1864


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

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